UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Buffets, Inc. and Subsidiaries	Case No. 08-10142
Reporting Period: 01/22/2008 - 02/06/2008 (Stub Period)

Operating Report/Period Beginning January 22, 2008 and Ending February 6, 2008 (1)
File with Court and submit copy to United States Trustee within 20 days after end of month.

(1) The Debtors report on a four week period system in the ordinary course of their businesses. This Operating Report captures the portion of the Debtors' Fiscal Period 8 falling after the January 21 Petition Date (January 22-February 6). The Debtors will submit subsequent Operating Reports on a period-by-period basis.

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	N/A	N/A
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Yes	N/A	N/A
Schedule of Professional Fees Paid	MOR-1b	Yes	N/A	N/A
Copies of bank statements		N/A	N/A	N/A
Cash disbursements journals		N/A	N/A	N/A
Statement of Operations	MOR-2	Yes	N/A	N/A
Balance Sheet	MOR-3	Yes	N/A	N/A
Status of Postpetition Taxes	MOR-4	Yes	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes	N/A	N/A
Listing of aged accounts payable	MOR-4	Yes	N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	N/A	N/A
Debtor Questionnaire	MOR-5	Yes	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

3/25/2008
Signature of Authorized Individual*	Date

A. Keith Wall	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10142
Debtor	Reporting Period: 01/22/2008 - 02/06/2008 (Stub Period)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Per agreement with the U.S. Trustee, the Debtor has provided weekly cash flow information, on a consolidated basis.

Buffet Inc.
Cash Flow Forecast ($000)	(1)
	Week 2 Ended	Week 3 Ended	Week 4 Ended	Total
	1/23/2008	1/30/08	2/6/08	Stub Period

Cash Receipts (inc Sales tax)
Cash Receipts	5,486	27,677	18,249	51,412
Credit Card	3,443	11,906	12,166	27,515
Receipts	8,929	39,583	30,415	78,927
(Gift Card Usage)	0	0	-326	-326
Rebates, Other	0	3,122	0	3,122
Total Cash Receipts	8,929	42,705	30,089	81,723

Operating Disbursements
A/P
Check	0	725	2,259	2,984
EFT	0	12,220	12,801	25,021
Change in Trade Terms	0	1,586	11,586	13,172
				0
Payroll	0	11,157	10,149	21,306
				0
Rent (Cash Occupancy)	0	0	9,300	9,300
				0
Sales Tax	0	0	2,600	2,600
Other Operating	0	4,685	7,371	12,056
Total Operating Disbursements	0	30,373	56,066	86,439
Net Operating Cash Flows	8,929	12,332	-25,977	-4,716

Non-Operating Disb/(Receipts)
Income Tax	0	0	0	0
Total CapEx	0	0	625	625
Professional Fees, inc. Holdbacks	0	0	0	0
Closed Restaurant Costs	0	0	0	0
Deposits (Utility)	0	0	0	0
Other	0	0	0	0
Cash (Proceeds) from Asset Sales	0	0	0	0
Total Non-Operating Disbursements	0	0	625	625

Financing Payments
Interest Expense	0	56	256	312
Interest (Income)	0	0	0	0
DIP Fees / Other	0	0	0	0
Principal Payments	0	0	0	0
Total Financing Disbursements	0	56	256	312

Total Net Disbursements	0	30,429	56,947	87,376

Net Cash Receipts (Disbursements)	8,929	12,276	-26,857	-5,653

(1)
The cash receipts for this week have been prorated to include the 2 days (January 22 and 23) subsequent to the January 21, 2008 petition date. There were no cash disbursements for these two days as the Company held all payments until the court entered orders auhtorizing the Debtors to make such disbursements.

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

Per agreement with the U.S. Trustee, the Debtor will calculate the Trustee Fee on a per legal entity basis by allocating consolidated disbursements above, based on the percentage of total expenses per the Income Statement applicable to each legal entity.

	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO
Allocation %	8.39%	0.00%	0.00%	32.94%	0.00%	12.71%	0.00%
Total Disbursements	7,333.69	0.00	0.00	28,778.16	0.00	11,108.91	0.00

	RYAN'S ELIM	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT
Allocation %	0.00%	2.30%	0.00%	0.22%	36.74%	0.00%	4.80%
Total Disbursements	0.00	2,011.90	0.00	192.82	32,103.12	0.00	4,197.20

	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
Allocation %	0.00%	1.89%	0.00%	0.00%	0.00%	100.00%
Total Disbursements	0.00	1,648.21	0.00	0.00	1.57	87,375.58

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10142
Debtor	Reporting Period: 01/22/2008 - 02/06/2008 (Stub Period)

BANK RECONCILIATIONS

	100 BUFFETS, INC.	101 BUFFETS LEASING COMPANY	150 BUFFETS HOLDINGS, INC	200 OCB RESTAURANT COMPANY, LLC	201 OCB LEASING COMPANY, LLC	250 HOMETOWN BUFFET, INC.	251 HOMETOWN LEASING COMPANY	256 TAHOE JOE'S, INC.	257 TAHOE JOES LEASING COMPANY	450 BUFFETS FRANCHISE HOLDINGS, LL
CASH ON HAND - DRAWER	29,600	-	-	562,524	-	206,837	-	28,300	-	-
TOTAL DEPOSITORY ACCOUNT	99,488	-	-	1,980,859	-	1,058,042	-	24,400	-	-
DEPOSITORY ACCOUNT	-	-	-	122,135	-	7,714	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	34,899	-	-	-	-	-	-
DEPOSITORY - HSBC BANK	-	-	-	39,913	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	883,107	-	-	-	-
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	666,115	-	80,140	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	226,095	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 200	-	-	-	570,799	-	-	-	-	-	-
DEPOSITORY - US BANK - CO.100	62,790	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	159,381	-	-	-	24,400	-	-
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	65,739	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	32,987	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - IN	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 100	36,697	-	-	-	-	-	-	-	-	-
DEPOSITORY - BANK MIDWEST	-	-	-	4,951	-	-	-	-	-	-
DEPOSITORY - KEY BANK	-	-	-	49,559	-	-	-	-	-	-
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	8,914	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	54,094	-	-	-	-
DEPOSITORY - HUNTINGTON BANK	-	-	-	7,554	-	-	-	-	-	-
DEPOSITORY - BANK NORTH	-	-	-	13,758	-	-	-	-	-	-
DEPOSITORY - ASSOCIATED BANK	-	-	-	11,047	-	-	-	-	-	-
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - BB&T	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - SUNTRUST	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - GREAT SOUTHERN BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - BANK OF OKLAHOMA	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - COMPASS	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - AMSOUTH	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST CITIZENS	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - JPMORGAN CHASE	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - M&T BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - AMERICAN NATIONAL BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST COMMONWEALTH	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST MIDWEST	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIFTH THIRD	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	-	-	-	-	-	-
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	-	-	-
CASH	61,741,205	-	36,271	-	-	-	-	-	-	250,000
CASH - US BANK	52,182,331	-	36,271	-	-	-	-	-	-	-
CASH - US BANK - A/P	741,396	-	-	-	-	-	-	-	-	-
CASH - WELLS FARGO - SLB	48,028	-	-	-	-	-	-	-	-	-
CASH - US BANK - CREDIT CARD	19,862,275	-	-	-	-	-	-	-	-	-
CASH - US BANK - UTILITY CLEARING	-	-	-	-	-	-	-	-	-	-
CASH - US BANK - MIT EXPENSE REIMBURSEMENT	10,498	-	-	-	-	-	-	-	-	-
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	-	-	-	250,000
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	37,787	-	-	-	-	-	-	-	-	-
CASH - US BANK - PAYROLL	(11,166,339)	-	-	-	-	-	-	-	-	-
CASH - US BANK - RYAN'S PAYROLL	-	-	-	-	-	-	-	-	-	-
CASH - FIFTH THIRD BANK - NSF	25,229	-	-	-	-	-	-	-	-	-
CASH - WACHOVIA MASTER	-	-	-	-	-	-	-	-	-	-
CASH - BANK OF AMERICA MASTER	-	-	-	-	-	-	-	-	-	-
CASH - PAYROLL ACCOUNT	-	-	-	-	-	-	-	-	-	-
CASH - PAYROLL ACCOUNT	-	-	-	-	-	-	-	-	-	-
CASH - MET LIFE DENTAL PLAN	-	-	-	-	-	-	-	-	-	-
TOTAL CASH & CASH EQUIVALENTS	61,870,292	-	36,271	2,543,383	-	1,264,879	-	52,700	-	250,000

	610 RYAN'S RESTAURANT GROUP, INC.	611 RYAN'S RESTAURANT LEASING COMP	615 RYAN'S RESTAURANT MANAGEMENT G	620 FIRE MOUNTAIN RESTAURANTS, LLC	621 FIRE MOUNTAIN LEASING COMPANY,	625 FIRE MOUNTAIN MANAGEMENT GROUP	640 RYAN'S PROPERTIES, INC.	800 OCB PURCHASING CO	Total
CASH ON HAND - DRAWER	55,224	-	-	610,573	-	-	-	-	1,493,058
TOTAL DEPOSITORY ACCOUNT	531,119	-	-	2,013,181	-	-	-	-	5,707,088
DEPOSITORY ACCOUNT	-	-	-	5,769	-	-	-	-	135,618
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	209,908	-	-	-	-	244,807
DEPOSITORY - HSBC BANK	-	-	-	-	-	-	-	-	39,913
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	-	-	-	883,107
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	-	-	-	-	-	746,254
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	419,108	-	-	66,363	-	-	-	-	711,565
DEPOSITORY - US BANK - CO. 200	-	-	-	-	-	-	-	-	570,799
DEPOSITORY - US BANK - CO.100	-	-	-	-	-	-	-	-	62,790
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	-	-	-	-	-	183,780
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	-	-	-	-	-	65,739
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	-	-	-	32,987
DEPOSITORY - NATIONAL CITY BANK - IN	-	-	-	(1,253)	-	-	-	-	(1,253)
DEPOSITORY - WELLS FARGO - CO. 100	-	-	-	-	-	-	-	-	36,697
DEPOSITORY - BANK MIDWEST	-	-	-	-	-	-	-	-	4,951
DEPOSITORY - KEY BANK	-	-	-	-	-	-	-	-	49,559
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	-	-	-	-	-	8,914
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	-	-	-	54,094
DEPOSITORY - HUNTINGTON BANK	-	-	-	34,185	-	-	-	-	41,740
DEPOSITORY - BANK NORTH	-	-	-	-	-	-	-	-	13,758
DEPOSITORY - ASSOCIATED BANK	-	-	-	-	-	-	-	-	11,047
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	34,940	-	-	511,114	-	-	-	-	546,054
DEPOSITORY - US BANK - RYAN'S	24,464	-	-	84,311	-	-	-	-	108,775
DEPOSITORY - BB&T	-	-	-	183,263	-	-	-	-	183,263
DEPOSITORY - SUNTRUST	-	-	-	46,607	-	-	-	-	46,607
DEPOSITORY - GREAT SOUTHERN BANK	-	-	-	29,014	-	-	-	-	29,014
DEPOSITORY - WELLS FARGO - RYAN'S	14,654	-	-	54,046	-	-	-	-	68,700
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	72,831	-	-	-	-	72,831
DEPOSITORY - BANK OF OKLAHOMA	-	-	-	20,874	-	-	-	-	20,874
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	155,263	-	-	-	-	155,263
DEPOSITORY - COMPASS	-	-	-	49,793	-	-	-	-	49,793
DEPOSITORY - AMSOUTH	-	-	-	168,392	-	-	-	-	168,392
DEPOSITORY - FIRST CITIZENS	-	-	-	57,410	-	-	-	-	57,410
DEPOSITORY - JPMORGAN CHASE	16,750	-	-	137,162	-	-	-	-	153,912
DEPOSITORY - M&T BANK	-	-	-	33,810	-	-	-	-	33,810
DEPOSITORY - NATIONAL CITY - IL	-	-	-	34,207	-	-	-	-	34,207
DEPOSITORY - AMERICAN NATIONAL BANK	-	-	-	15,397	-	-	-	-	15,397
DEPOSITORY - FIRST COMMONWEALTH	-	-	-	12,606	-	-	-	-	12,606
DEPOSITORY - FIRST MIDWEST	15,124	-	-	-	-	-	-	-	15,124
DEPOSITORY - FIFTH THIRD	6,079	-	-	-	-	-	-	-	6,079
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	32,109	-	-	-	-	32,109
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	1,107	1,107
CASH	(4,130,318)	-	-	401	-	-	-	-	57,897,558
CASH - US BANK	-	-	-	-	-	-	-	-	52,218,602
CASH - US BANK - A/P	-	-	-	-	-	-	-	-	741,396
CASH - WELLS FARGO - SLB	-	-	-	-	-	-	-	-	48,028
CASH - US BANK - CREDIT CARD	-	-	-	-	-	-	-	-	19,862,275
CASH - US BANK - UTILITY CLEARING	-	-	-	-	-	-	-	-	-
CASH - US BANK - MIT EXPENSE REIMBURSEMENT	-	-	-	-	-	-	-	-	10,498
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	-	-	250,000
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	-	-	-	-	-	-	-	-	37,787
CASH - US BANK - PAYROLL	-	-	-	-	-	-	-	-	(11,166,339)
CASH - US BANK - RYAN'S PAYROLL	(3,856,126)	-	-	-	-	-	-	-	(3,856,126)
CASH - FIFTH THIRD BANK - NSF	-	-	-	-	-	-	-	-	25,229
CASH - WACHOVIA MASTER	15,143	-	-	-	-	-	-	-	15,143
CASH - BANK OF AMERICA MASTER	9,843	-	-	-	-	-	-	-	9,843
CASH - PAYROLL ACCOUNT	(314,931)	-	-	401	-	-	-	-	(314,531)
CASH - PAYROLL ACCOUNT	(314,931)	-	-	401	-	-	-	-	(314,531)
CASH - MET LIFE DENTAL PLAN	15,753	-	-	-	-	-	-	-	15,753
TOTAL CASH & CASH EQUIVALENTS	(3,543,975)	-	-	2,624,155	-	-	-	1,107	65,098,811

Certain of the cash accounts indicate negative balances because such accounts are not funded until checks clear the account.

I hereby certify that the cash accounts of the debtor and all affiliated debtors are reconciled on a regular and timely basis.

Keith A. Wall, CFO

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10142
Debtor	Reporting Period: 01/22/2008 - 02/06/2008 (Stub Period)

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses

Total						$0	$0	$0	$0

Buffets Holdings, Inc.
INCOME STATEMENT (ALL COMPANIES) - PTD
PERIOD: Stub Period 8             ENDING: 2/6/2008

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.	RYAN'S LEASING

TOTAL SALES	0	1,704,234	0	0	24,282,335	0	10,079,991	0	0	1,072,849	0
TOTAL FOOD COST	0	605,293	(261)	0	8,455,857	(19,400)	3,528,470	(837)	0	(154,280)	0
TOTAL LABOR	0	513,925	0	0	7,735,908	0	2,381,673	0	0	265,181	0
OPERATING COSTS	0	(107,722)	(1,251)	0	2,607,141	(52,125)	986,228	(6,096)	0	220,479	0
OCCUPANCY COSTS	0	(24,360)	(373)	0	2,810,589	305,874	922,763	71,290	0	143,393	0
TOTAL DIR & O/C	0	(132,082)	(1,624)	0	5,417,730	253,750	1,908,991	65,194	0	363,872	0

TOTAL RESTAURANT COSTS	0	987,136	(1,886)	0	21,609,494	234,350	7,819,134	64,357	0	474,772	0

RESTAURANT PROFIT (LEVEL 4)	0	717,098	1,886	0	2,672,840	(234,350)	2,260,857	(64,357)	0	598,077	0

TOTAL G&A EXPENSE	(28,857)	1,535,973	46,322	0	63,257	5,420	0	0	0	56,229	0
MARKETING	0	2,535,187	524	0	13,228	204	0	0	0	0	0
TOTAL SG&A EXPENSE	(28,857)	4,071,160	46,846	0	76,484	5,623	0	0	0	56,229	0

CLOSED RESTAURANT COSTS	0	0	0	0	39,494	0	(5,489)	0	0	12,017	0
LOSS ON LITIGATION SETTLEMENT	0	(46,088)	0	0	0	0	0	0	0	0	0
MERGER/INTEGRATION COSTS	0	(2,201)	0	0	0	0	0	0	0	0	0
EARNINGS FROM OPERATIONS	28,857	(3,305,773)	(44,961)	0	2,556,862	(239,973)	2,266,346	(64,357)	0	529,830	0

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	0	8,196	0	0	0	0	35,977	0	0	0	0
INTEREST INCOME	(6,116)	6,260	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	6,116	(7,038,653)	0	0	0	0	0	0	0	(3,895)	0
OTHER INCOME (EXPENSE)	(28,857)	28,857	0	0	0	0	0	0	0	1,645	0
INTERCOMPANY	1	6,019,811	61,414	0	(1,932,366)	412,219	(1,318,721)	108,200	0	(1,107,019)	0
TOTAL OTHER INCOME (EXPENSE)	(28,856)	(975,529)	61,414	0	(1,932,366)	412,219	(1,282,744)	108,200	0	(1,109,269)	0

EARNINGS BEFORE TAX	1	(4,281,301)	16,453	0	624,496	172,246	983,602	43,843	0	(579,438)	0

NET WORTH TAX	0	0	0	0	0	0	0	0	0	0	0
INCOME TAXES	0	48,000	0	0	0	0	0	0	0	0	0
NET EARNINGS (LOSS)	1	(4,329,301)	16,453	0	624,496	172,246	983,602	43,843	0	(579,438)	0

Total Expense Net	(34,974)	6,028,849	(16,453)	0	23,657,839	(172,246)	9,132,366	(43,843)	0	1,653,932	0
Expense, gross	0	6,028,849	0	0	23,657,839	0	9,132,366	0	0	1,653,932	0
Expense Allocation (1)	0.0000%	8.3933%	0.0000%	0.0000%	32.9362%	0.0000%	12.7140%	0.0000%	0.0000%	2.3026%	0.0000%

	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

TOTAL SALES	0	27,734,163	0	0	0	1,379,476	0	0	0	66,253,047
TOTAL FOOD COST	0	9,230,938	0	0	0	435,241	0	(632,629)	0	21,448,391
TOTAL LABOR	117,673	5,963,459	0	2,966,727	0	525,639	0	0	0	20,470,184
OPERATING COSTS	(90)	3,050,462	0	0	0	179,731	0	(148,381)	0	6,728,376
OCCUPANCY COSTS	0	4,271,344	0	0	0	95,859	0	0	0	8,596,378
TOTAL DIR & O/C	(90)	7,321,806	0	0	0	275,589	0	(148,381)	0	15,324,754

TOTAL RESTAURANT COSTS	117,582	22,516,203	0	2,966,727	0	1,236,469	0	(781,010)	0	57,243,329

RESTAURANT PROFIT (LEVEL 4)	(117,582)	5,217,960	0	(2,966,727)	0	143,007	0	781,010	0	9,009,718

TOTAL G&A EXPENSE	40,933	25,974	0	483,693	0	94,025	0	43,534	0	2,366,502
MARKETING	0	(2,083)	0	0	0	0	0	(14)	0	2,547,045
TOTAL SG&A EXPENSE	40,933	23,890	0	483,693	0	94,025	0	43,520	0	4,913,547

CLOSED RESTAURANT COSTS	0	55,330	0	0	0	0	0	0	0	101,352
LOSS ON LITIGATION SETTLEMENT	0	0	0	0	0	0	0	0	0	(46,088)
MERGER/INTEGRATION COSTS	0	0	0	0	0	0	0	0	0	(2,201)
EARNINGS FROM OPERATIONS	(158,516)	5,138,739	0	(3,450,420)	0	48,982	0	737,490	0	4,043,108

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	0	0	0	0	0	0	0	0	0	44,173
INTEREST INCOME	0	0	0	0	0	0	0	0	0	144
INTEREST EXPENSE	0	0	0	0	0	(6,116)	0	0	0	(7,042,548)
OTHER INCOME (EXPENSE)	0	50	0	0	0	0	0	0	0	1,695
INTERCOMPANY	0	(3,795,786)	0	0	0	(18,348)	12,788	1,559,094	(1,287)	0
TOTAL OTHER INCOME (EXPENSE)	0	(3,795,736)	0	0	0	(24,464)	12,788	1,559,094	(1,287)	(6,996,536)

EARNINGS BEFORE TAX	(158,516)	1,343,003	0	(3,450,420)	0	24,518	12,788	2,296,584	(1,287)	(2,953,427)

NET WORTH TAX	0	0	0	0	0	0	0	0	0	0
INCOME TAXES	0	0	0	0	0	29,000	0	0	0	77,000
NET EARNINGS (LOSS)	(158,516)	1,343,003	0	(3,450,420)	0	(4,482)	12,788	2,296,584	(1,287)	(3,030,427)

Total Expense Net	158,516	26,391,210	0	3,450,420	0	1,354,957	(12,788)	(2,296,584)	1,287	69,252,487
Expense, gross	158,516	26,391,210	0	3,450,420	0	1,354,957	0	0	1,287	31,356,390
Expense Allocation (1)	0.2207%	36.7415%	0.0000%	4.8036%	0.0000%	4.3212%	0.0000%	0.0000%	0.0041%	100.0000%

(1) Expense Allocation has been calculated by applying the expenses listed from this statement to the disbursements set forth on MOR 1 (Schedule of Cash Receipts and Disbursements)

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10142
Debtor	Reporting Period.: As of 2/6/08

Buffets Holdings Inc.

CONSOLIDATED BALANCE SHEET (ALL COMPANIES)
PERIOD ENDING: 2/6/2008

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.	RYAN'S LEASING

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	0	29,600	0	0	562,524	0	206,837	0	0	55,224	0
TOTAL DEPOSITORY ACCOUNT	0	99,488	0	0	1,980,859	0	1,058,042	0	0	531,119	0
TEMPORARY INVESTMENTS	0	0	0	0	0	0	0	0	0	0	0
CASH	0	61,741,205	0	36,271	0	0	0	0	0	(4,130,318)	0

TOTAL CASH & CASH EQUIVALENTS	0	61,870,292	0	36,271	2,543,383	0	1,264,879	0	0	(3,543,975)	0

RECEIVABLES - LANDLORD	0	0	0	0	20,000	0	0	0	0	0	0
CREDIT CARD RECEIVABLES	0	33,860	0	0	371,476	0	503,470	0	0	(418,205)	0
INTERCOMPANY	(68)	(5,332,915)	(597,459)	(6,189,392)	6,815,641	(4,888,846)	11,025,392	(678,709)	0	(43,572,412)	0
TOTAL REBATES RECEIVABLE	0	77,384	0	0	0	0	0	0	0	1,341,213	0
ACCOUNTS RECEIVABLE	0	310,381	0	0	(23,079)	0	43,338	0	0	(2,092,343)	0
DUE TO/FROM AFFILIATE	0	83,620	0	(395,988)	0	0	0	0	0	0	0

TOTAL RECEIVABLES	(68)	(4,827,670)	(597,459)	(6,585,380)	7,184,038	(4,888,846)	11,572,200	(678,709)	0	(44,741,746)	0

INVENTORY	0	868,476	0	0	13,143,749	0	4,150,335	0	0	529,809	0

TOTAL INVENTORIES	0	868,476	0	0	13,143,749	0	4,150,335	0	0	529,809	0

EMPLOYEE ADVANCES	0	38,830	0	0	0	0	0	0	0	0	0
ESCROW DEPOSITS - SHORT TERM	0	170,000	0	0	0	0	0	0	0	0	0
PREPAID CAR LEASES	0	0	0	0	153	0	0	0	0	0	0
PREPAID INSURANCE	0	331,560	0	0	0	0	0	0	0	0	0
PREPAID RENT	0	430,175	0	0	1,597,930	0	650,814	0	0	48,051	0
PREPAID OTHER	0	8,878,428	0	0	574,650	0	70,176	0	0	(23,983)	0
PREPAID ADVERTISING	0	3,593,486	0	0	0	0	0	0	0	0	0
PREPAID RENT ESCROW	0	243	0	0	503,417	0	151,151	0	0	0	0
NOTES RECEIVABLE - SHORT TERM	0	0	0	0	0	0	0	0	0	11,216	0

TOTAL PREPAID EXPENSES AND OTHER ASSETS	0	13,442,722	0	0	2,676,150	0	872,140	0	0	35,283	0

ASSETS HELD FOR SALE	0	0	0	0	2,039,000	0	0	0	0	1,574,637	0

DEFERRED INCOME TAXES - CURRENT	0	14,370,000	0	0	0	0	0	0	0	0	0
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	0	(11,370,000)	0	0	0	0	0	0	0	0	0

TOTAL DEFERRED INCOME TAXES - CURRENT	0	3,000,000	0	0	0	0	0	0	0	0	0

TOTAL CURRENT ASSETS	(68)	74,353,820	(597,459)	(6,549,109)	27,586,321	(4,888,846)	17,859,554	(678,709)	0	(46,145,993)	0

CABINET DIVISION INVENTORY	0	0	0	0	5,194,419	0	0	0	0	0	0
CORPORATE INVENTORY	0	177,597	0	0	730,608	0	0	0	0	0	0
CIP - NON SYSTEM	0	0	0	0	351,529	0	0	0	0	0	0
LAND	0	0	0	0	17,000	0	0	0	0	500,000	0
BUILDING	0	212,644	0	0	1,119,179	0	0	0	0	4,487,287	0
ACCUMULATED DEPRECIATION - BUILDING	0	(10,588)	0	0	(206,231)	0	0	0	0	(177,606)	0
LEASEHOLD IMPROVEMENTS	0	262,192	4,752	0	117,701,595	19,510	27,806,789	0	0	1,893,811	0
ACCUMULATED AMORTIZATION	0	(56,518)	(36)	0	(66,690,954)	(94)	(19,290,801)	0	0	(125,685)	0
EQUIPMENT	0	21,380,352	5,498,116	0	67,353,418	41,474,831	19,232,852	10,185,671	0	3,518,985	0
ACCUMULATED DEPRECIATION - EQUIPMENT	0	(19,050,788)	(2,107,637)	0	(57,760,989)	(12,781,208)	(17,390,148)	(3,644,734)	0	(716,360)	0
AUTOMOBILE	0	364	0	0	293,017	0	0	0	0	0	0
ACCUMULATED DEPRECIATION - AUTO	0	(189)	0	0	(129,983)	0	0	0	0	0	0

TOTAL PROPERTY, PLANT & EQUIPMENT, net	0	2,915,065	3,395,195	0	67,972,608	28,713,039	10,358,691	6,540,938	0	9,380,431	0

GOODWILL	0	294,758,024	0	0	(0)	0	10,022,815	0	0	187,696,769	0
INTELLECTUAL PROPERTY	0	0	0	0	0	0	0	0	0	0	0
ACQUISITION COSTS	0	0	0	0	0	0	0	0	0	18,133,818	0

TOTAL GOODWILL	0	294,758,024	0	0	(0)	0	10,022,815	0	0	205,830,586	0

DEFERRED INCOME TAXES - NON-CURRENT	0	17,272,574	0	14,280,000	0	0	0	0	0	0	0
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	0	(17,272,574)	0	(14,280,000)	0	0	0	0	0	0	0

TOTAL OTHER INTANGIBLE ASSETS	0	0	0	0	935,856	0	0	0	0	65,748,163	0

PREPAID RENT DEPOSITS	0	246	0	0	16,900	0	4,500	0	0	0	0
DEPOSITS	0	238,306	0	37,585	315,907	0	18,424	0	0	197,200	0
INVESTMENTS IN SUBSIDIARIES	(281,439,912)	279,434,972	0	0	0	0	2,004,939	0	(462,780,302)	462,780,302	0
INTEREST RATE SWAP	0	(538,930)	0	0	0	0	0	0	0	0	0
TOTAL DEBT ISSUANCE COSTS	0	36,989,032	0	0	0	0	0	0	0	0	0
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	0	(6,612,366)	0	0	0	0	0	0	0	0	0
NOTES RECEIVABLE FROM SUBSIDIARIES	(149,800,000)	149,800,000	0	0	0	0	0	0	0	0	0
TOTAL NOTES RECEIVABLE - LONG TERM	0	0	0	0	0	0	0	0	0	18,362	0

TOTAL OTHER NONCURRENT ASSETS	(431,239,912)	459,311,261	0	37,585	332,807	0	2,027,862	0	(462,780,302)	462,995,864	0

TOTAL ASSETS	(431,239,980)	831,338,171	2,797,736	(6,511,524)	96,827,593	23,824,193	40,268,922	5,862,229	(462,780,302)	697,809,052	0

	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	0	610,573	0	0	0	28,300	0	0	0	1,493,058
TOTAL DEPOSITORY ACCOUNT	0	2,013,181	0	0	0	24,400	0	0	0	5,707,088
TEMPORARY INVESTMENTS	0	0	0	0	0	0	0	1,107	0	1,107
CASH	0	401	0	0	0	0	0	0	250,000	57,897,558

TOTAL CASH & CASH EQUIVALENTS	0	2,624,155	0	0	0	52,700	0	1,107	250,000	65,098,811

RECEIVABLES - LANDLORD	0	0	0	0	0	0	0	0	0	20,000
CREDIT CARD RECEIVABLES	0	889,941	0	0	0	107,328	0	0	0	1,487,870
INTERCOMPANY	(2,546,076)	76,569,379	13,033	(46,935,641)	0	(1,068,813)	400,948	17,067,427	(81,489)	0
TOTAL REBATES RECEIVABLE	0	0	0	0	0	0	0	2,232,716	0	3,651,313
ACCOUNTS RECEIVABLE	0	2,294,412	0	0	0	49,913	0	0	0	582,623
DUE TO/FROM AFFILIATE	0	0	0	0	0	0	0	0	0	(312,368)

TOTAL RECEIVABLES	(2,546,076)	79,753,732	13,033	(46,935,641)	0	(911,573)	400,948	19,300,142	(81,489)	5,429,438

INVENTORY	0	13,154,100	0	0	0	841,153	0	0	0	32,687,622

TOTAL INVENTORIES	0	13,154,100	0	0	0	841,153	0	0	0	32,687,622

EMPLOYEE ADVANCES	0	0	0	0	0	0	0	0	0	38,830
ESCROW DEPOSITS - SHORT TERM	0	0	0	0	0	15,000	0	0	0	185,000
PREPAID CAR LEASES	0	0	0	0	0	0	0	0	0	153
PREPAID INSURANCE	0	0	0	0	0	0	0	0	0	331,560
PREPAID RENT	0	2,981,137	0	0	0	79,288	0	0	0	5,787,395
PREPAID OTHER	0	108,281	0	0	0	286,196	0	8,146	0	9,901,894
PREPAID ADVERTISING	0	0	0	0	0	0	0	0	0	3,593,486
PREPAID RENT ESCROW	0	5,093	0	0	0	13,172	0	0	0	673,076
NOTES RECEIVABLE - SHORT TERM	0	0	0	0	0	0	0	0	0	11,216

TOTAL PREPAID EXPENSES AND OTHER ASSETS	0	3,094,511	0	0	0	393,657	0	8,146	0	20,522,609

ASSETS HELD FOR SALE	0	20,873,233	0	0	0	13,451,236	976,478	0	0	38,914,585

DEFERRED INCOME TAXES - CURRENT	0	0	0	0	0	0	0	0	0	14,370,000
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	0	0	0	0	0	0	0	0	0	(11,370,000)

TOTAL DEFERRED INCOME TAXES - CURRENT	0	0	0	0	0	0	0	0	0	3,000,000

TOTAL CURRENT ASSETS	(2,546,076)	119,499,731	13,033	(46,935,641)	0	13,827,173	1,377,426	19,309,395	168,511	165,653,065

CABINET DIVISION INVENTORY	0	0	0	0	0	0	0	0	0	5,194,419
CORPORATE INVENTORY	0	0	0	0	0	0	0	0	0	908,205
CIP - NON SYSTEM	0	0	0	0	0	0	0	0	0	351,529
LAND	0	10,001,836	0	0	0	0	0	0	0	10,518,836
BUILDING	0	4,013,512	0	0	0	0	0	0	0	9,832,622
ACCUMULATED DEPRECIATION - BUILDING	0	(384,806)	0	0	0	0	0	0	0	(779,231)
LEASEHOLD IMPROVEMENTS	0	13,319,877	0	0	0	0	0	0	0	161,008,525
ACCUMULATED AMORTIZATION	0	(887,707)	0	0	0	(14)	14	0	0	(87,051,795)
EQUIPMENT	0	59,587,954	(7,783)	0	0	0	0	93,021	0	228,317,418
ACCUMULATED DEPRECIATION - EQUIPMENT	0	(13,836,189)	0	0	0	0	0	(83,585)	0	(127,371,639)
AUTOMOBILE	0	20,918	0	0	0	0	0	0	0	314,299
ACCUMULATED DEPRECIATION - AUTO	0	(14,927)	0	0	0	0	0	0	0	(145,100)

TOTAL PROPERTY, PLANT & EQUIPMENT, net	0	71,820,467	(7,783)	0	0	(14)	14	9,436	0	201,098,088

GOODWILL	0	0	0	0	0	987,969	0	0	0	493,465,577
INTELLECTUAL PROPERTY	0	0	0	0	0	4,089,744	0	0	0	4,089,744
ACQUISITION COSTS	0	0	0	0	0	0	0	0	0	18,133,818

TOTAL GOODWILL	0	0	0	0	0	5,077,713	0	0	0	515,689,138

DEFERRED INCOME TAXES - NON-CURRENT	0	0	0	0	0	0	0	0	0	31,552,574
DEFFERED TAX VALUATION ALLOWANCE - NON-CURRENT	0	0	0	0	0	0	0	0	0	(31,552,574)

TOTAL OTHER INTANGIBLE ASSETS	0	641,326	0	0	0	490,685	0	0	0	67,816,030

PREPAID RENT DEPOSITS	0	359,995	0	0	0	8,268	0	0	0	389,909
DEPOSITS	0	2,288,133	0	0	0	200	0	0	0	3,095,755
INVESTMENTS IN SUBSIDIARIES	0	0	0	0	0	0	0	0	0	0
INTEREST RATE SWAP	0	0	0	0	0	0	0	0	0	(538,930)
TOTAL DEBT ISSUANCE COSTS	0	0	0	0	0	0	0	0	0	36,989,032
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	0	0	0	0	0	0	0	0	0	(6,612,366)
NOTES RECEIVABLE FROM SUBSIDIARIES	0	0	0	0	0	0	0	0	0	0
TOTAL NOTES RECEIVABLE - LONG TERM	0	0	0	0	0	0	0	0	0	18,362

TOTAL OTHER NONCURRENT ASSETS	0	2,648,127	0	0	0	8,468	0	0	0	33,341,762

TOTAL ASSETS	(2,546,076)	194,609,652	5,250	(46,935,641)	0	19,404,025	1,377,441	19,318,831	168,511	983,598,083

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.	RYAN'S LEASING

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	0	60,014,217	0	0	0	0	0	0	0	(64,138)	0
ACCOUNTS PAYABLE - POST-PETITION	0	12,915,847	0	0	0	0	0	0	0	0	0
MISC. ACCRUALS - RESTAURANT LEVEL	0	143,158	0	0	2,654,983	0	775,410	0	0	418,266	0
MISC. ACCRUALS - WIS	0	0	0	0	215	0	0	0	0	0	0
MISC. ACCRUALS - CORP LEVEL	0	16,083	0	0	(302,696)	0	0	0	0	4,484,813	0

TOTAL ACCOUNTS PAYABLE	0	73,089,305	0	0	2,352,501	0	775,410	0	0	4,838,941	0

ACCRUED 401(k)	0	422,228	0	0	0	0	0	0	0	0	0
ACCRUED PAYROLL	0	1,071,607	0	0	9,495,274	0	1,792,443	0	0	300,474	0
ACCRUED BONUS	0	150,000	0	0	0	0	245,362	0	0	420,074	0
ACCRUED PAYROLL TAXES	0	294,181	0	0	1,919,337	0	538,544	0	0	43,717	0
ACCRUED VACATION	0	6,084,969	0	0	0	0	0	0	0	536,942	0

TOTAL ACCRUED COMPENSATION	0	8,022,986	0	0	11,414,611	0	2,576,348	0	0	1,301,207	0

ACCRUED INSURANCE - AUTO	0	45,552	0	0	0	0	0	0	0	0	0
ACCRUED INSURANCE - GENERAL LIABILITY	0	8,594,311	0	0	0	0	0	0	0	4,485,229	0
ACCRUED INSURANCE - OTHER	0	2,936,436	0	0	0	0	0	0	0	0	0

TOTAL ACCRUED INSURANCE	0	11,576,299	0	0	0	0	0	0	0	4,485,229	0

ACCRUED PERCENTAGE RENT	0	0	0	0	1,025,376	0	1,040,698	0	0	0	0
ACCRUED INTEREST - SHORT TERM	0	34,575,537	0	0	0	0	0	0	0	0	0
ACCRUED PROPERTY TAXES	0	51,437	0	0	2,318,457	0	237,095	0	0	559,175	0
ACCRUED POSTAGE	0	0	0	0	(20,119)	0	0	0	0	0	0
ACCRUED ADVERTISING	0	1,120,191	0	0	0	0	0	0	0	0	0
ACCRUED LIABILITIES - OTHER	0	9,507,924	0	0	1,252,000	0	603,102	0	0	2,918,936	0

TOTAL OTHER ACCRUED LIABILITIES	0	45,255,089	0	0	4,575,714	0	1,880,895	0	0	3,478,111	0

GIFT CERTIFICATES/GIFT CARDS	0	4,066,068	0	0	755,072	0	(1,341,490)	0	0	289,535	0
CASH RECEIPTS SUSPENSE	0	100,000	0	0	0	0	0	0	0	0	0
WORKERS COMPENSATION PAYABLE	0	12,608,527	0	0	44,993	0	10,916	0	0	8,287,201	0
SALES/USE TAX PAYABLE	0	270,288	4,173	0	3,022,398	25,937	1,699,316	6,679	0	28,924	0
ACCRUED RESTAURANT CLOSING COSTS	0	0	0	0	1,715,592	0	105,956	0	0	0	0

TOTAL ACCRUED LIABILITIES	0	81,899,256	4,173	0	21,528,382	25,937	4,931,941	6,679	0	17,870,207	0

INCOME TAXES PAYABLE	0	(1,193,694)	0	0	0	0	0	0	0	(14,074)	0
ESTIMATED INCOME TAXES	0	316,000	0	0	0	0	0	0	0	0	0

TOTAL INCOME TAXES PAYABLE	0	(877,694)	0	0	0	0	0	0	0	(14,074)	0

CURRENT MATURITIES OF LONG-TERM DEBT	0	5,300,000	0	0	0	0	0	0	0	0	0
SHORT TERM BORROWINGS	0	56,300,000	0	0	0	0	0	0	0	0	0
SHORT TERM BORROWINGS - DIP	0	30,000,000	0	0	0	0	0	0	0	0	0

TOTAL CURRENT LIABILITIES	0	245,710,867	4,173	0	23,880,883	25,937	5,707,352	6,679	0	22,695,074	0

NOTES PAYABLE TO PARENT	(149,800,000)	0	0	0	0	0	0	0	0	149,800,000	0
SENIOR DEBT - BANK	0	518,728,000	0	0	0	0	0	0	0	0	0
SENIOR DEBT - PUBLIC	0	300,000,000	0	0	0	0	0	0	0	0	0

TOTAL LONG-TERM DEBT	(149,800,000)	818,728,000	0	0	0	0	0	0	0	149,800,000	0

ACCRUED RENT	0	2,546,186	0	0	16,844,209	0	9,031,968	0	0	583,625	0

DEFERRED INCOME TAX	0	26,687,308	0	0	0	0	0	0	0	0	0
INCOME TAX PAYABLE - NON-CURRENT	0	27,001,331	0	0	0	0	0	0	0	0	0

LONG TERM SUBLEASE DEPOSITS	0	3,905	0	0	146,000	0	0	0	0	0	0
POST RETIREMENT BENEFITS PAYABLE	0	24,178	0	0	0	0	0	0	0	629,882	0
TOTAL DEFERRED INCOME	0	2,675,108	0	0	747,586	0	2,784,441	0	0	0	0
DISASTER RELIEF PROGRAM	0	0	0	0	0	0	0	0	0	58,592	0

TOTAL OTHER LONG-TERM LIABILITIES	0	2,703,191	0	0	893,586	0	2,784,441	0	0	688,474	0

TOTAL NON-CURRENT LIABILITIES	(149,800,000)	877,666,017	0	0	17,737,795	0	11,816,409	0	0	151,072,100	0

TOTAL LIABILITIES	(149,800,000)	1,123,376,883	4,173	0	41,618,678	25,937	17,523,760	6,679	0	173,767,174	0

	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	0	67,684	0	0	0	0	0	0	0	60,017,763
ACCOUNTS PAYABLE - POST-PETITION	0	0	0	0	0	0	0	0	0	12,915,847
MISC. ACCRUALS - RESTAURANT LEVEL	0	2,976,295	0	0	0	107,019	0	0	0	7,075,132
MISC. ACCRUALS - WIS	0	0	0	0	0	0	0	0	0	215
MISC. ACCRUALS - CORP LEVEL	0	0	0	0	0	0	0	0	0	4,198,200

TOTAL ACCOUNTS PAYABLE	0	3,043,979	0	0	0	107,019	0	0	0	84,207,157

ACCRUED 401(k)	0	310,263	0	0	0	0	0	0	0	732,492
ACCRUED PAYROLL	61,025	3,605,972	0	1,580,498	0	416,290	0	20,604	0	18,344,187
ACCRUED BONUS	0	0	0	0	0	1,961	0	0	0	817,397
ACCRUED PAYROLL TAXES	27,106	1,514,436	0	654,359	0	39,715	0	11,043	0	5,042,440
ACCRUED VACATION	0	0	0	0	0	0	0	0	0	6,621,911

TOTAL ACCRUED COMPENSATION	88,132	5,430,672	0	2,234,857	0	457,967	0	31,646	0	31,558,425

ACCRUED INSURANCE - AUTO	0	0	0	0	0	0	0	0	0	45,552
ACCRUED INSURANCE - GENERAL LIABILITY	0	0	0	0	0	0	0	0	0	13,079,541
ACCRUED INSURANCE - OTHER	0	1,123,687	0	0	0	0	0	0	0	4,060,123

TOTAL ACCRUED INSURANCE	0	1,123,687	0	0	0	0	0	0	0	17,185,215

ACCRUED PERCENTAGE RENT	0	0	0	0	0	0	0	0	0	2,066,074
ACCRUED INTEREST - SHORT TERM	0	0	0	0	0	0	0	0	0	34,575,537
ACCRUED PROPERTY TAXES	0	3,195,135	0	0	0	8,311	0	0	0	6,369,610
ACCRUED POSTAGE	0	0	0	0	0	0	0	0	0	(20,119)
ACCRUED ADVERTISING	0	0	0	0	0	0	0	0	0	1,120,191
ACCRUED LIABILITIES - OTHER	0	1,248,522	0	(967)	0	111,980	0	0	0	15,641,497

TOTAL OTHER ACCRUED LIABILITIES	0	4,443,657	0	(967)	0	120,291	0	0	0	59,752,790

GIFT CERTIFICATES/GIFT CARDS	0	1,561,235	0	0	0	1,384,887	0	0	0	6,715,308
CASH RECEIPTS SUSPENSE	0	0	0	0	0	0	0	0	0	100,000
WORKERS COMPENSATION PAYABLE	0	0	0	0	0	0	0	0	0	20,951,636
SALES/USE TAX PAYABLE	0	4,431,022	0	(151)	0	262,929	945	0	0	9,752,461
ACCRUED RESTAURANT CLOSING COSTS	0	0	0	0	0	0	0	0	0	1,821,548

TOTAL ACCRUED LIABILITIES	88,132	16,990,272	0	2,233,739	0	2,226,074	945	31,646	0	147,837,383

INCOME TAXES PAYABLE	0	0	0	0	0	0	0	100	0	(1,207,668)
ESTIMATED INCOME TAXES	0	0	0	0	0	0	0	0	0	316,000

TOTAL INCOME TAXES PAYABLE	0	0	0	0	0	0	0	100	0	(891,668)

CURRENT MATURITIES OF LONG-TERM DEBT	0	0	0	0	0	0	0	0	0	5,300,000
SHORT TERM BORROWINGS	0	0	0	0	0	0	0	0	0	56,300,000
SHORT TERM BORROWINGS - DIP	0	0	0	0	0	0	0	0	0	30,000,000

TOTAL CURRENT LIABILITIES	88,132	20,034,251	0	2,233,739	0	2,333,093	945	31,746	0	322,752,872

NOTES PAYABLE TO PARENT	0	0	0	0	0	0	0	0	0	0
SENIOR DEBT - BANK	0	0	0	0	0	0	0	0	0	518,728,000
SENIOR DEBT - PUBLIC	0	0	0	0	0	0	0	0	0	300,000,000

TOTAL LONG-TERM DEBT	0	0	0	0	0	0	0	0	0	818,728,000

ACCRUED RENT	0	14,924,974	0	0	0	1,080,827	0	0	0	45,011,790

DEFERRED INCOME TAX	0	0	0	0	0	0	0	0	0	26,687,308
INCOME TAX PAYABLE - NON-CURRENT	0	0	0	0	0	0	0	0	0	27,001,331

LONG TERM SUBLEASE DEPOSITS	0	0	0	0	0	0	0	0	0	149,905
POST RETIREMENT BENEFITS PAYABLE	0	1,117,579	0	0	0	0	0	0	0	1,771,638
TOTAL DEFERRED INCOME	0	0	0	0	0	0	0	0	0	6,207,135
DISASTER RELIEF PROGRAM	0	0	0	0	0	0	0	0	0	58,592

TOTAL OTHER LONG-TERM LIABILITIES	0	1,117,579	0	0	0	0	0	0	0	8,187,271

TOTAL NON-CURRENT LIABILITIES	0	16,042,553	0	0	0	1,080,827	0	0	0	925,615,699

TOTAL LIABILITIES	88,132	36,076,804	0	2,233,739	0	3,413,920	945	31,746	0	1,248,368,571

	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.	RYAN'S LEASING

SHAREHOLDERS' EQUITY
CAPITAL STOCK	(162)	1	0	31,045	30	0	1	0	(100)	100	0
ADDITIONAL PAID IN CAPITAL	0	0	0	81,601	0	0	0	0	0	0	0

CONTRIBUTED CAPITAL	(425,693,100)	82,310,523	0	0	131,839,755	0	62,648,728	0	(462,780,202)	146,398,859	0
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	(570,342)	394,189,753	3,638,913	(5,863,336)	80,660,733	28,199,136	(289,439,326)	7,181,153	(29,477,421)	206,772,441	75
DIVIDENDS PAID (INTERCO)	309,534,343	(308,760,577)	0	(773,766)	0	0	0	0	0	0	0
DIVIDENDS RECEIVED (INTERCO)	(164,575,190)	773,766	0	163,801,424	0	0	0	0	0	0	0

ACCUM OTHER COMPREHENSIVE INCOME	0	(353,369)	0	0	0	0	0	0	0	0	0

DIVIDENDS PAID TO SHAREHOLDERS	(1)	0	0	(101,164,801)	0	0	0	0	210,000,000	0	0
RETAINED EARNINGS	(135,461)	(425,310,928)	(499,458)	(62,623,692)	(151,615,826)	(2,718,332)	239,823,045	(872,584)	(180,522,579)	175,832,542	(75)
LEVEL 8 PROFIT/LOSS	(68)	(34,887,881)	(345,892)	0	(5,675,777)	(1,682,548)	9,712,715	(453,019)	0	(4,962,064)	0

RETAINED EARNINGS	(135,529)	(460,198,809)	(845,350)	(163,788,493)	(157,291,602)	(4,400,880)	249,535,760	(1,325,603)	29,477,421	170,870,478	(75)

TOTAL SHAREHOLDERS' EQUITY	(281,439,980)	(292,038,713)	2,793,563	(6,511,524)	55,208,915	23,798,256	22,745,162	5,855,550	(462,780,302)	524,041,878	0

TOTAL LIABILITIES & S/E	(431,239,980)	831,338,171	2,797,736	(6,511,524)	96,827,593	23,824,193	40,268,922	5,862,229	(462,780,302)	697,809,052	0

	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

SHAREHOLDERS' EQUITY
CAPITAL STOCK	0	100	0	0	0	10	0	10	10	31,045
ADDITIONAL PAID IN CAPITAL	0	0	0	0	0	0	0	0	0	81,601

CONTRIBUTED CAPITAL	0	462,780,202	0	0	0	1,299,126	0	946,118	249,990	0
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	2,074,806	(132,842,099)	315	39,327,635	0	9,056,847	1,407,405	(314,375,706)	59,020	(0)
DIVIDENDS PAID (INTERCO)	0	0	0	0	0	0	0	0	0	0
DIVIDENDS RECEIVED (INTERCO)	0	0	0	0	0	0	0	0	0	0

ACCUM OTHER COMPREHENSIVE INCOME	0	14,552	0	0	0	0	0	0	0	(338,817)

DIVIDENDS PAID TO SHAREHOLDERS	0	(210,000,000)	0	0	0	0	0	0	0	(101,164,801)
RETAINED EARNINGS	(2,671,774)	32,898,703	0	(41,773,259)	0	5,303,582	(101,490)	315,969,856	(59,020)	(99,076,749)
LEVEL 8 PROFIT/LOSS	(2,037,240)	5,681,389	4,935	(46,723,755)	0	330,539	70,581	16,746,806	(81,489)	(64,302,766)

RETAINED EARNINGS	(4,709,014)	(171,419,907)	4,935	(88,497,014)	0	5,634,120	(30,909)	332,716,663	(140,508)	(264,544,317)

TOTAL SHAREHOLDERS' EQUITY	(2,634,208)	158,532,848	5,250	(49,169,379)	0	15,990,104	1,376,495	19,287,085	168,511	(264,770,488)

TOTAL LIABILITIES & S/E	(2,546,076)	194,609,652	5,250	(46,935,641)	0	19,404,025	1,377,441	19,318,831	168,511	983,598,083

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10142
Debtor	Reporting Period.:	1/22/08 - 2/6/08 (Stub Period)

STATUS OF POSTPETITION TAXES

I hereby certify that the debtor and all affiliated debtors have paid all taxes due from January 22, 2008, the petition date, through February 6, 2008, the end of this reporting period.

Keith A. Wall, CFO

SUMMARY OF UNPAID DEBTS

Number of Days Past Due
Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	84,207
Accrued Compensation	31,558
Accrued Worker's Compensation	20,952
Accrued Sales, Use and Property Taxes	16,122
Accrued Insurance	17,185
Accrued Interest	34,576
Accrued Litigation Reserve	9,406
Unearned revenue (gift cards/certificates)	6,715
Accrued Legal and Consulting Fees	1,455
Closed Restaurant Reserve, Current Portion	492
Accrued Percentage Rent	2,066
Accrued Other	7,311
Income Taxes Payable	398
Total Debts	232,443

Explain how and when the Debtor intends to pay any past-due debts. The Debtors intend to pay all valid postpetition obligations as and when they come due.

In re: Buffets Holdings, Inc. and Subsidiaries	Case No. 08-10142
Debtor	Reporting Period.: 1/22/08 - 2/6/08 (Stub Period)

Accounts Receivable Aging	Amount
0 - 30 days old	4,763,171
31 - 60 days old	958,635
61 - 90 days old	20,000
91+ days old
Total Accounts Receivable	5,741,806
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	5,741,806

Aged receivables relate primarily to vendor rebates and vending machine income.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X